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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       (DATE OF EARLIEST EVENT REPORTED):
                                 MAY 25, 2000


                      HARDING LAWSON ASSOCIATES GROUP, INC.



             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                        0-16169                      68-0132062
(State or other                 (Commission File             (IRS Employer
jurisdiction of                 Number)                      Identification No.)
incorporation)

                           707 17th Street, Suite 2400
                             Denver, Colorado 80202
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code): 303/293-6100




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Item 5. Other Events.

         On May 25, 2000, Harding Lawson Associates Group, Inc. (NASDAQ Stock
Symbol: HRDG) announced that its shareholders have approved the merger of Harding Lawson with a wholly owned subsidiary of MACTEC, Inc., which will result in each outstanding share of Harding Lawson stock held immediately prior to the closing of the merger being converted into the right to receive $11.50 in cash. The closing of the merger is scheduled for June 2, 2000.

Item 7. Financial Statements, Pro Forma Financial Information & Exhibits

         (c) Exhibits

         99.1 Press Release, dated May 25, 2000


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: May 25, 2000               HARDING LAWSON ASSOCIATES GROUP, INC.
                                       (Registrant)


                                       By: /s/ Valorie B. Feher
                                           -------------------------------------
                                           Name: Valorie B. Feher
                                           Title: Vice President/Finance and
                                           Administration


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                                  Exhibit Index

       Exhibit No.         Description
       -----------         -----------
       99.1                Press Release, dated May 25, 2000